Exhibit 99.3

April 2013

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2013	2012	2012	2012	2012	2011	2011	2011
Ratios (percent)
Return on assets	1.41	1.33	1.23	1.32	1.49	1.08	1.34	1.22
Return on average common equity	12.5	11.5	10.4	11.4	13.1	9.5	11.9	11.0
Average equity as a percent of average assets	11.38	11.65	11.82	11.58	11.49	11.41	11.33	11.12
Net interest margin (a)	3.42	3.49	3.56	3.56	3.61	3.67	3.65	3.62
Efficiency (a)	59.8	65.2	63.7	59.4	58.3	67.5	60.4	59.1
Net losses charged off as a percent of average loans and leases	0.63	0.70	0.75	0.88	1.08	1.19	1.32	1.56
Allowance for loan and lease losses as a percent of loans and leases	2.08	2.16	2.32	2.45	2.59	2.78	3.08	3.35
Allowance for credit losses as a percent of loans and leases	2.28	2.37	2.53	2.66	2.81	3.01	3.32	3.61
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.41	1.49	1.73	1.96	2.03	2.23	2.44	2.66
Allowance for loan and lease losses as a percent of nonperforming assets (b)	147	144	133	125	127	124	125	125
Allowance for credit losses as a percent of nonperforming assets (b)	161	158	145	136	138	134	135	135

Common Share Data
Earnings per share	$0.47	$0.44	$0.39	$0.41	$0.46	$0.33	$0.41	$0.36
Earnings per diluted share	$0.46	$0.43	$0.38	$0.40	$0.45	$0.33	$0.40	$0.35
Cash dividends per common share	0.11	0.10	0.10	0.08	0.08	0.08	0.08	0.06
Book value per share	15.42	15.10	14.84	14.56	14.30	13.92	13.73	13.23
Common shares outstanding, excluding treasury	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137
Market price per share:
High	$16.61	$16.16	$15.95	$14.67	$14.73	$13.08	$13.09	$14.15
Low	15.35	13.75	13.07	12.04	12.78	9.60	9.13	11.88
End of period	16.31	15.20	15.51	13.40	14.04	12.72	10.10	12.75

Supplemental Data
Common dividends declared ($ in millions)	$96	$88	$89	$74	$74	$74	$74	$55
Full-time equivalent employees	20,744	20,798	20,789	20,888	21,206	21,334	21,172	20,953
Banking centers	1,320	1,325	1,320	1,322	1,315	1,316	1,314	1,316
ATMs	2,426	2,415	2,404	2,409	2,404	2,425	2,437	2,456

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011	September 2011	June 2011
Income Statement ($ in millions)
Interest income (FTE)	$1,000	$1,020	$1,027	$1,031	$1,045	$1,061	$1,059	$1,050
Interest expense	107	117	120	132	142	141	157	181

Net interest income (FTE)	893	903	907	899	903	920	902	869
Provision for loan and lease losses	62	76	65	71	91	55	87	113
Noninterest income:
Service charges on deposits	131	134	128	130	129	136	134	126
Investment advisory revenue	100	93	92	93	96	90	92	95
Corporate banking revenue	99	114	101	102	97	82	87	95
Mortgage banking net revenue	220	258	200	183	204	156	178	162
Card and processing revenue	65	66	65	64	59	60	78	89
Other noninterest income	109	215	78	103	175	24	64	83
Securities gains, net	17	2	2	3	9	5	26	6

Securities gains, net—non-qualifying hedges on mortgage servicing rights	2	(2)	5	—	—	(3)	6	—

Total noninterest income	743	880	671	678	769	550	665	656
Noninterest expense:
Salaries, wages and incentives	399	416	399	393	399	393	369	365
Employee benefits	114	96	79	84	112	84	70	79
Net occupancy expense	79	76	76	74	77	79	75	75
Technology and communications	49	52	49	48	47	48	48	48
Equipment expense	28	27	28	27	27	27	28	28
Card and processing expense	31	31	30	30	30	28	34	29
Other noninterest expense	278	465	345	281	281	334	322	277

Total noninterest expense	978	1,163	1,006	937	973	993	946	901
Income before income taxes (FTE)	596	544	507	569	608	422	534	511
Taxable equivalent adjustment	5	4	4	4	5	4	4	5

Income before income taxes	591	540	503	565	603	418	530	506
Applicable income tax	179	144	139	180	173	104	149	169

Net income	$412	$396	$364	$385	$430	$314	$381	$337
Less: Net income attributable to noncontrolling interests	(10)	(3)	1	—	—	—	—	—

Net income attributable to Bancorp	$422	$399	$363	$385	$430	$314	$381	$337
Dividends on preferred stock	9	9	9	9	9	9	8	9

Net income available to common shareholders	$413	$390	$354	$376	$421	$305	$373	$328

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,878	$11,685	$11,594	$13,093	$12,860	$12,503	$12,266	$11,972
Tier II capital	3,853	4,131	4,183	4,188	4,076	4,382	4,397	4,112

Total risk-based capital	$15,731	$15,816	$15,777	$17,281	$16,936	$16,885	$16,663	$16,084

Risk-weighted assets	$109,626	$109,699	$106,858	$106,398	$105,412	$104,945	$102,562	$100,320

Tier I capital ratio	10.83%	10.65%	10.85%	12.31%	12.20%	11.91%	11.96%	11.93%
Total risk-based capital ratio	14.35%	14.42%	14.76%	16.24%	16.07%	16.09%	16.25%	16.03%
Tier I leverage ratio	10.03%	10.05%	10.09%	11.39%	11.31%	11.10%	11.08%	11.03%
Tier I common equity ratio	9.70%	9.51%	9.67%	9.77%	9.64%	9.35%	9.33%	9.20%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011	September 2011	June 2011
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,186	$2,441	$2,490	$2,393	$2,235	$2,663	$2,348	$2,380
Available-for-sale and other securities	15,263	15,207	15,402	15,552	16,093	15,362	16,227	15,502
Held-to-maturity securities	283	284	287	305	321	322	337	344
Trading securities	218	207	205	200	195	177	189	217
Other short-term investments	2,286	2,421	1,286	1,964	1,628	1,781	2,028	1,370

Total cash and securities	20,236	20,560	19,670	20,414	20,472	20,305	21,129	19,813
Loans held for sale	2,691	2,939	1,802	1,863	1,584	2,954	1,840	1,185
Portfolio loans and leases	85,676	85,782	83,059	82,359	82,113	81,018	79,216	77,967

Total loans and leases	88,367	88,721	84,861	84,222	83,697	83,972	81,056	79,152
Allowance for loan and lease losses	(1,783)	(1,854)	(1,925)	(2,016)	(2,126)	(2,255)	(2,439)	(2,614)
Bank premises and equipment	2,540	2,542	2,520	2,506	2,485	2,447	2,410	2,395
Operating lease equipment	598	581	542	511	495	497	462	492
Goodwill	2,416	2,416	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	25	27	30	33	36	40	45	49
Servicing rights	772	697	679	736	767	681	662	847
Other real estate owned	316	320	356	338	383	429	447	488
Other assets	7,895	7,884	8,333	8,382	8,121	8,434	8,716	7,766

Total assets	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805

Liabilities
Deposits:
Demand	$30,027	$30,023	$27,606	$26,251	$26,385	$27,600	$24,547	$22,589
Interest checking	23,175	24,477	22,891	23,197	23,971	20,392	18,616	18,072
Savings	19,339	19,879	20,624	22,011	22,245	21,756	21,673	21,764
Money market	8,613	6,875	5,285	4,223	4,275	4,989	5,448	4,859
Foreign office	1,089	885	1,059	1,265	1,251	3,250	3,139	3,271
Other time	3,909	4,015	4,167	4,261	4,446	4,638	5,439	6,399
Certificates—$100,000 and over	5,472	3,284	2,978	3,065	3,162	3,039	3,092	3,642
Other foreign office	—	79	78	—	56	46	93	2

Total deposits	91,624	89,517	84,688	84,273	85,791	85,710	82,047	80,598
Federal funds purchased	386	901	686	641	319	346	427	403
Other short-term borrowings	2,439	6,280	5,503	4,613	2,877	3,239	4,894	2,702
Other liabilities	4,693	4,347	4,710	4,507	4,502	4,739	4,679	4,349
Long-term debt	8,320	7,085	8,127	9,685	9,648	9,682	9,800	10,152

Total liabilities	107,462	108,130	103,714	103,719	103,137	103,716	101,847	98,204

Equity
Common and preferred equity	14,315	13,975	13,648	13,402	13,154	12,795	12,552	12,242
Net unrealized gains (losses):
Available-for-sale securities	381	412	494	476	487	485	519	397
Qualifying cash flow hedges	37	50	62	69	73	80	91	68
Accumulated other comprehensive income related to employee benefit plans	(85)	(87)	(88)	(91)	(92)	(95)	(68)	(69)
Treasury stock, at cost	(766)	(634)	(398)	(83)	(62)	(64)	(65)	(66)

Total Bancorp shareholders’ equity	13,882	13,716	13,718	13,773	13,560	13,201	13,029	12,572
Noncontrolling interest	38	48	51	51	50	50	29	29

Total equity	13,920	13,764	13,769	13,824	13,610	13,251	13,058	12,601

Total liabilities and equity	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967	$114,905	$110,805

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	16,450	16,450	16,450	16,450
Common shares outstanding, excluding treasury	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137
Treasury shares held	49,247,856	41,740,524	26,425,263	4,979,328	3,836,240	4,088,144	4,114,068	4,074,443

Quarterly Data

	Three Months Ended
	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011	September 2011	June 2011
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$88,880	$86,180	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153
Taxable securities	15,224	15,187	15,005	15,548	15,313	15,270	15,790	15,115
Tax exempt securities	51	57	48	62	59	58	64	96
Other short-term investments	1,571	1,521	1,535	1,558	1,363	1,915	2,288	1,981

Total interest-earning assets	105,726	102,945	101,417	101,676	100,492	99,521	98,155	96,345
Cash and due from banks	2,225	2,442	2,368	2,264	2,345	2,418	2,362	2,356
Other assets	15,016	15,468	15,749	15,835	15,734	15,758	15,381	15,298
Allowance for loan and lease losses	(1,850)	(1,912)	(2,013)	(2,121)	(2,246)	(2,429)	(2,603)	(2,799)

Total assets	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200

Liabilities
Interest-bearing liabilities:
Interest checking	$23,763	$23,556	$22,967	$23,548	$22,308	$19,263	$18,322	$18,701
Savings	19,576	20,216	21,283	22,143	21,944	21,715	21,747	21,817
Money market	7,932	6,026	4,776	4,258	4,543	5,255	5,213	5,009
Foreign office	1,102	1,174	1,345	1,321	2,277	3,325	3,255	3,805
Other time	3,982	4,094	4,224	4,359	4,551	4,960	6,008	6,738
Certificates—$100,000 and over	4,017	3,084	3,016	3,130	3,178	3,085	3,376	3,955
Other foreign office	40	32	32	23	19	16	7	2
Federal funds purchased	691	794	664	408	370	348	376	344
Other short-term borrowings	5,429	4,553	4,856	4,303	3,261	3,793	4,033	1,605
Long-term debt	7,506	7,891	8,863	9,669	9,768	9,707	10,136	10,527

Total interest-bearing liabilities	74,038	71,420	72,026	73,162	72,219	71,467	72,473	72,503
Demand deposits	28,565	29,223	27,127	26,351	26,063	26,069	23,677	22,174
Other liabilities	4,687	4,394	4,430	4,462	4,627	4,536	4,275	4,129

Total liabilities	107,290	105,037	103,583	103,975	102,909	102,072	100,425	98,806
Equity	13,827	13,906	13,938	13,679	13,416	13,196	12,870	12,394

Total liabilities and equity	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268	$113,295	$111,200

Average loans and leases (excluding held for sale)	$85,903	$83,943	$82,888	$82,586	$81,500	$79,914	$78,620	$77,937
Average common shares outstanding:
Basic	870,923,074	884,676,065	904,474,989	913,540,510	915,225,816	914,996,543	914,946,545	914,600,600
Diluted	913,163,262	925,585,306	944,820,608	954,622,463	957,415,527	956,348,893	955,490,439	955,477,616

Quarterly Data

	Three Months Ended
	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011	September 2011	June 2011
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$36,782	$36,077	$33,357	$32,625	$32,203	$30,828	$29,324	$28,155
Commercial mortgage	8,777	9,116	9,368	9,697	9,976	10,214	10,435	10,331
Commercial construction	699	707	683	834	916	1,037	1,239	1,805
Commercial leases	3,568	3,549	3,549	3,471	3,512	3,531	3,368	3,326

Subtotal—commercial	49,826	49,449	46,957	46,627	46,607	45,610	44,366	43,617
Consumer:
Residential mortgage	14,713	14,873	13,449	13,218	12,523	13,474	11,878	10,838
Home equity	9,727	10,018	10,238	10,377	10,493	10,719	10,920	11,048
Automobile loans	11,741	11,972	11,912	11,739	11,832	11,827	11,593	11,315
Credit card	2,043	2,097	1,994	1,943	1,896	1,978	1,878	1,856
Other consumer loans and leases	317	312	311	318	346	364	421	478

Subtotal—consumer	38,541	39,272	37,904	37,595	37,090	38,362	36,690	35,535

Total loans and leases	$88,367	$88,721	$84,861	$84,222	$83,697	$83,972	$81,056	$79,152

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$36,423	$34,311	$33,124	$32,770	$31,421	$29,954	$28,824	$27,970
Commercial mortgage	8,978	9,209	9,592	9,873	10,077	10,350	10,140	10,491
Commercial construction	700	697	751	886	1,008	1,155	1,777	1,950
Commercial leases	3,557	3,509	3,483	3,471	3,543	3,352	3,300	3,349

Subtotal—commercial	49,658	47,726	46,950	47,000	46,049	44,811	44,041	43,760
Consumer:
Residential mortgage	14,866	14,028	13,458	13,059	12,928	12,638	11,224	10,655
Home equity	9,872	10,129	10,312	10,430	10,606	10,810	10,985	11,144
Automobile loans	12,096	11,944	11,812	11,755	11,882	11,696	11,445	11,188
Credit card	2,069	2,029	1,971	1,915	1,926	1,906	1,864	1,834
Other consumer loans and leases	319	324	326	349	366	417	454	572

Subtotal—consumer	39,222	38,454	37,879	37,508	37,708	37,467	35,972	35,393

Total average loans and leases	$88,880	$86,180	$84,829	$84,508	$83,757	$82,278	$80,013	$79,153

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$618	$665	$808	$1,002	$994	$1,058	$1,134	$1,240
Nonaccrual loans held for sale	16	25	38	55	110	131	171	147
Restructured loans—commercial (nonaccrual) held for sale	3	4	5	5	7	7	26	29
Restructured loans and leases (nonaccrual) portfolio	333	364	345	340	358	380	404	399
Other assets, including other real estate owned	259	257	293	277	321	378	406	449

Total nonperforming assets	$1,229	$1,315	$1,489	$1,679	$1,790	$1,954	$2,141	$2,264

Ninety days past due loans and leases	$164	$195	$201	$203	$216	$200	$274	$279

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$323	$345	$401	$471	$489	$544	$646	$684
Commercial mortgage	260	296	356	449	470	497	513	558
Commercial construction loans	74	85	93	123	146	156	194	187
Consumer mortgage and construction	221	237	254	260	265	275	276	272
Other consumer loans and leases	92	95	93	99	99	104	108	114

Total nonperforming loans and leases (including held for sale)	$970	$1,058	$1,197	$1,402	$1,469	$1,576	$1,737	$1,815

Credit Charge-Offs ($ in millions)
Gross charge-offs	($168)	($177)	($188)	($219)	($253)	($280)	($294)	($343)
Recoveries	35	30	32	38	33	41	32	39

Net losses charged off	($133)	($147)	($156)	($181)	($220)	($239)	($262)	($304)